RIVERNORTH/DOUBLELINE STRATEGIC OPPORTUNITY FUND, INC.
ANNOUNCES PRELIMINARY RESULTS OF RIGHTS OFFERING

Chicago, IL– December 11, 2019 -- RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Fund”) (NYSE: OPP) is pleased to announce the preliminary results of its transferable rights offering (the “Offering”) which expired on December 10, 2019 (the “Expiration Date”).  In the offering, the Fund received subscription requests for 2,371,081 shares of common stock from rights holders. Accordingly, the Fund expects to issue 2,371,081 new common shares for these subscriptions, pending the receipt of payment for “delivery-guaranteed” subscriptions, on or about December 17, 2019.  Gross proceeds from the Offering are expected to total approximately $38.4 million, before expenses.

The foregoing numbers are estimates only. The Fund will announce the final results of the Rights Offering in a press release on or about December 13, 2019.

The Offering’s final subscription price was determined to be $16.21 per share. The subscription price was established by the Fund’s Board of Directors pursuant to the terms of the Offering, and based upon the formula equal to 92.5% of the reported net asset value per share on the Expiration Date. The final subscription price is lower than the original estimated subscription price of $16.59 per share. Accordingly, any excess payments will be returned to subscribing rights holder as soon as practicable, in accordance with the prospectus supplement and accompanying prospectus, filed with the Securities and Exchange Commission on November 8, 2019.

The shares of common stock issued as a result of the rights offering will not be record date shares for the Fund’s monthly distributions paid in November or December 2019.

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy. Investors should read the prospectus supplement and accompanying prospectus, when available, and consider the investment objective, risks, fees and expenses of the Fund carefully before investing. To obtain a copy of the prospectus supplement and accompanying prospectus, when available, or the Fund’s annual report or semi-annual report, each of which contains this and other information about the Fund, visit www.rivernorth.com or call 855.862.6092. Please read them carefully before investing.

__________

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

The investment objective of the Fund is current income and overall total return.  The Fund had approximately $266 million of total managed assets and 11.0 million shares of common stock outstanding as of November 30, 2019.

The Fund is a closed-end fund and does not continuously issue stock for sale as open-end mutual funds do. The Fund now trades in the secondary market. Investors wishing to buy or sell stock need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market value.

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the Common Shares, you should consider the risks as well as the other information in the prospectus.

RiverNorth Capital Management, LLC

RiverNorth is an investment management firm founded in 2000 that specializes in opportunistic strategies in niche markets where the potential to exploit inefficiencies is greatest. RiverNorth is the manager to multiple registered and private funds.

Investor Contact
Chris Lakumb, CFA, CAIA
312.445.2336
clakumb@rivernorth.com

RiverNorth® is a registered trademark of RiverNorth Capital Management, LLC.
©2000-2019 RiverNorth Capital Management, LLC. All rights reserved.